Exhibit 10.11

AMENDMENT NO. 2

Dated as of February 24, 2005

to

CREDIT AND SECURITY AGREEMENT

Dated as of August 27, 2004

THIS AMENDMENT NO. 2 (this “Amendment”) dated as of February 24, 2005 is entered into by and among BROOKE CREDIT FUNDING, LLC, a Delaware limited liability company (the “Borrower”), BROOKE CREDIT CORPORATION, a Kansas corporation (“BCC”), BROOKE CORPORATION, a Kansas corporation (“Brooke Corporation”), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company (the “Lender”), and DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, as agent (the “Agent”).

PRELIMINARY STATEMENTS

A. Reference is made to the Credit and Security Agreement dated as of August 27, 2004 among the Borrower, BCC, Brooke Corporation, the Lender and the Agent (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B. The parties hereto have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. Effective as of the Effective Date (as defined below), the Credit Agreement is amended as follows:

1.1 The definition of “Interest Payment Date” in Section 1.01 of the Credit Agreement is amended to add the following text at the end of clause (ii) immediately prior to the semi-colon:

“or such other date as the Borrower may request and the Agent may approve in its sole discretion not later than 11:00 a.m. (New York time) on the Business Day immediately preceding the first day of such CP Interest Period”.

1.2 The first sentence of Section 2.05(c) is amended to delete the text appearing prior to the first semi-colon and to substitute therefor the following:

“The Borrower (x) shall, on each Interest Payment Date for any Advance that is not a Payment Date, request the Agent to withdraw funds on deposit in the Collection Account in an amount equal to, and for application to the payment of, the accrued Interest then due and payable on such Advance, the amount of any prepayment of such Advance to be made on such date pursuant to Section 2.09 and any Exit Fees then due and payable and (y) may, on any Business Day other than a Payment Date, request the Agent to withdraw and transfer to the Borrower all or any portion of the funds on deposit in the Collection Account solely for the purpose of purchasing new Loans from the Seller pursuant to the Sale and Servicing Agreement”.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of February 24, 2005 (the “Effective Date”) upon receipt by the Agent of a copy of this Amendment duly executed by the Borrower, BCC, Brooke Corporation, the Lender and the Agent.

SECTION 3. Reference to and Effect on the Credit Agreement.

3.1 Except as specifically provided herein, the Credit Agreement, the other Related Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

3.2 Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lender under the Credit Agreement, the Related Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

BROOKE CREDIT FUNDING, LLC

By	/s/ Michael Lowry
Name	Michael Lowry
Title	President

BROOKE CREDIT CORPORATION

By	/s/ Michael Lowry
Name	Michael Lowry
Title	President

BROOKE CORPORATION

By	/s/ Anita Larson
Name	Anita Larson
Title	President

Signature Page to Amendment No. 2

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, as Agent

By	/S/ VINCENT SALERNO
Name	Vincent Salerno
Title	Vice President

By	/S/ DOMINICK RUGGIERO
Name	Dominick Ruggiero
Title	Vice President

AUTOBAHN FUNDING COMPANY LLC, as Lender By: DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, its Attorney-in-Fact

By	/S/ VINCENT SALERNO
Name	Vincent Salerno
Title	Vice President

By	/S/ DOMINICK RUGGIERO
Name	Dominick Ruggiero
Title	Vice President

Signature Page to Amendment No. 2